Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should immediately consult your broker, bank manager, lawyer, accountant, investment advisor or other professional advisor.

LETTER OF TRANSMITTAL

Relating to

NORTHERN OIL AND GAS, INC.

Offer to Exchange

Up to $200,000,000 Principal Amount of 8.000% Senior Notes due 2020 for

a Like Principal Amount of 8.000% Senior Notes due 2020 that have been registered under the Securities Act of 1933

Northern Oil and Gas, Inc. (“Northern Oil”) is offering to exchange registered 8.000% Senior Notes due 2020 (the “Exchange Notes”) for its outstanding unregistered 8.000% Senior Notes due 2020 (the “Original Notes”). The offer to exchange the Exchange Notes for the Original Notes is subject to certain customary conditions and will expire at 5:00 p.m., New York City time,                     , 2015, unless extended by Northern Oil in its sole discretion (such date and time, as they may be extended, the “Expiration Date”). The terms of the Exchange Notes are identical in all material respects to those of the Original Notes, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the transfer restrictions, registration rights and additional interest provisions related to the Original Notes do not apply to the Exchange Notes. The Original Notes may only be tendered in an amount equal to $2,000 in principal amount or in integral multiples of $1,000 in excess of $2,000. The Exchange Notes will not trade on any established exchange.

For Delivery by Mail, By Hand and Overnight Courier:

Wilmington Trust, National Association, as Exchange Agent

Attention: Workflow Management, 5th Floor

Corporate Capital Markets

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-1626

By Facsimile (for eligible institutions only):	Confirmation call:
(302) 636-4139	(302) 636-6470

Delivery of this Letter of Transmittal to an address, or transmission hereof via a facsimile number, other than as set forth above or in accordance with the instructions herein, will not constitute valid delivery. You should read the instructions accompanying this Letter of Transmittal carefully before completing this Letter of Transmittal.

Questions and requests for assistance with respect to the procedures for tendering or withdrawing tenders of Original Notes or the completion of this Letter of Transmittal should be directed to the Exchange Agent, Wilmington Trust, National Association, at DTC2@wilmingtontrust.com.

The undersigned acknowledges that he or she has received the prospectus, dated                     , 2015 (the “Prospectus”) of Northern Oil, and this letter of transmittal (the “Letter of Transmittal”), which together constitute Northern Oil’s offer to exchange up to $200,000,000 principal amount of Northern Oil’s Exchange Notes for a like principal amount of Northern Oil’s outstanding, unregistered Original Notes (the “Exchange Offer”). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

Northern Oil will issue Exchange Notes in exchange for Original Notes tendered and accepted in the Exchange Offer promptly following the Expiration Date. You may withdraw your tender of Original Notes at any time before the Expiration Date.

For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a like principal amount of outstanding Original Notes tendered and accepted in connection with the Exchange Offer. The Exchange Notes will bear interest at a rate of 8.000% per annum from the last interest payment date on which interest was paid on the Original Notes surrendered in exchange therefor or, if no interest has been paid on the Original Notes, from May 18, 2015. Interest will be payable semi-annually, in arrears, on June 1 and December 1 of each year, beginning on December 1, 2015. The Exchange Notes will mature on June 1, 2020. The terms of the Exchange Notes are identical in all material respects to those of the Original Notes, except that the Exchange Notes have been registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions related to the Original Notes do not apply to the Exchange Notes.

Northern Oil may redeem some or all of the Exchange Notes at the times and under the circumstances described in the Prospectus under the heading “Description of the Exchange Notes—Optional Redemption.”

The Exchange Notes will be Northern Oil’s senior unsecured obligations and will rank equal in right of payment to its other senior unsecured obligations from time to time outstanding.

Except as set forth in the Prospectus, the Exchange Notes will be represented by one or more permanent global Exchange Notes in definitive, fully registered form without interest coupons. Each global Exchange Note will be deposited with the Trustee and registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”). Each beneficial interest in a global Exchange Note is referred to as a “Book-Entry Interest.” Book-Entry Interests will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. The Exchange Notes will be issued promptly following the expiration of the Exchange Offer only in exchange for the Original Notes accepted in the Exchange Offer. See “Description of the Exchange Notes—Book-Entry, Delivery and Form” in the Prospectus. Northern Oil does not intend to apply for listing of the Exchange Notes on any securities exchange or to seek approval for quotation through an automated quotation system.

The Exchange Offer is described in the Prospectus and in this Letter of Transmittal. All terms and conditions contained in, or otherwise referred to in, the Prospectus are deemed to be incorporated in, and form a part of, this Letter of Transmittal. Therefore, you are urged to read carefully the Prospectus and the items referred to therein. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to herein as the “Terms and Conditions.”

Northern Oil reserves the right, in its sole discretion, to amend, at any time, the Terms and Conditions of the Exchange Offer. Northern Oil will give you notice of any amendments if required by applicable law. The Exchange Offer is subject to certain customary conditions, which Northern Oil may amend or waive. The Exchange Offer is not conditioned upon any minimum principal amount of outstanding Original Notes being tendered. See “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus.

Northern Oil has agreed that, for a period ending on the earlier of (a) 180 days after the date on which the registration statement containing the Prospectus is declared effective by the Securities and Exchange Commission (the “SEC”) and (b) the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities (the “Prospectus Delivery Period”), Northern Oil will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, during the Prospectus Delivery Period, all dealers effecting transactions in the Exchange Notes may be required to deliver a Prospectus.

This Letter of Transmittal may be used to participate in the Exchange Offer if certificates representing Original Notes are to be physically delivered to the Exchange Agent or if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through the Automated Tender Offer Program (“ATOP”) procedures of DTC. Unless you intend to tender your Original Notes through the ATOP procedures of DTC, you should complete, sign and submit this Letter of Transmittal to the Exchange Agent, Wilmington Trust, National Association, prior to the Expiration Date. DTC will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Original Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation,” which shall include an agent’s message. An “agent’s message” is a message, transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Original Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal as an undersigned hereof and that Northern Oil may enforce such agreement against the participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal.

If you are a beneficial owner that holds Original Notes through Euroclear or Clearstream and wish to tender your Original Notes, you must instruct Euroclear or Clearstream, as the case may be, to block the account in respect of the tendered Original Notes in accordance with the procedures established by Euroclear or Clearstream. You are encouraged to contact Euroclear or Clearstream directly to ascertain their procedures for tendering Original Notes.

Holders that anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold cash and securities custodially through DTC) to arrange for receipt of Exchange Notes to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant with account information in this Letter of Transmittal. Beneficial owners are urged to appropriately instruct their bank, broker, custodian or other nominee at least five business days prior to the Expiration Date in order to allow adequate processing time for their instruction.

TENDER OF ORIGINAL NOTES

To effect a valid tender of Original Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the tables below entitled “Method of Delivery” and “Description of Original Notes Tendered” and sign this Letter of Transmittal where indicated.

Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery,” on the settlement.

Northern Oil has not provided guaranteed delivery procedures in conjunction with the Exchange Offer or other materials provided therewith.

Failure to provide the information necessary to effect delivery of Exchange Notes will render such holder’s tender defective, and Northern Oil will have the right, which it may waive, to reject such tender without notice.

METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED ORIGINAL NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC.

PROVIDE BELOW THE NAME OF THE DTC PARTICIPANT AND PARTICIPANT’S ACCOUNT NUMBER IN WHICH THE TENDERED ORIGINAL NOTES ARE HELD AND/OR THE CORRESPONDING EXCHANGE NOTES ARE TO BE DELIVERED.

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the principal amount of notes and any certificate numbers should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED
Original Notes Being Tendered	Name(s) and Address(es) of Registered Holder(s)	Aggregate Principal Amount of Original Notes Held (and any certificate #)	Aggregate Principal Amount of Original Notes Tendered* (and any certificate #)
8.000% Senior Notes due 2020 (issued under Rule 144A) CUSIP No. 665531 AC3
8.000% Senior Notes due 2020 (issued under Regulation S) CUSIP No. U66499 AB7
* Unless otherwise indicated in this column, all of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Northern Oil the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Northern Oil all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Northern Oil) with respect to the tendered Original Notes, with full power of substitution, to: (a) deliver certificates for such Original Notes; (b) deliver Original Notes and all accompanying evidence of transfer and authenticity to or upon the order of Northern Oil upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by Northern Oil of the Original Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that Northern Oil will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Northern Oil. The undersigned hereby further represents that it is not an “affiliate,” as defined in Rule 405 under the Securities Act, of Northern Oil, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Notes.

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that this Exchange Offer is being made by Northern Oil based upon Northern Oil’s understanding of an interpretation by the staff of the SEC as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of Northern Oil within the meaning of Rule 405 under the Securities Act; (2) such Exchange Notes are acquired in the ordinary course of such holders’ business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the staff of the SEC has not considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Original Notes is an affiliate of Northern Oil, acquires the Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by Northern Oil to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the box entitled “Description of Original Notes Tendered.”

SPECIAL ISSUANCE INSTRUCTIONS

(See Instruction 4)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted are to be issued in the name of someone other than the undersigned, or if Original Notes are to be returned or Exchange Notes are to be issued by credit to an account maintained by DTC other than the account designated above.

Issue certificates for Original Notes not tendered or not accepted to:

Name
(Please Print)

Address

(Zip Code)

Taxpayer Identification Number

(Such person(s) must also complete the

Substitute Form W-9, a Form W-8BEN, a Form

W-8ECI or a Form W-8IMY, as applicable)

Credit unaccepted Original Notes tendered by book-entry transfer to:

☐	The Depository Trust Company account set forth below

(DTC account number)

Credit Exchange Notes tendered by book-entry transfer to:

☐	The Depository Trust Company account set forth below

(DTC account number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 4)

To be completed ONLY if certificates for Original Notes in a principal amount not tendered or not accepted or Exchange Notes are to be sent to someone other than the undersigned at an address other than that shown above.

Deliver certificates for Original Notes not tendered or not accepted or Exchange Notes to:

Name
(Please Print)

Address

(Zip Code)

Taxpayer Identification Number

(Such person(s) must also complete the

Substitute Form W-9, a Form W-8BEN, a Form

W-8ECI or a Form W-8IMY, as applicable)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with the certificates for Original Notes or a book-entry confirmation and all other required documents) must be received by the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY

BEFORE COMPLETING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER ORIGINAL NOTES FOR EXCHANGE,

HOLDERS OF ORIGINAL NOTES MUST COMPLETE, EXECUTE, AND DELIVER THE

LETTER OF TRANSMITTAL OR ARRANGE FOR A PROPERLY TRANSMITTED

AGENT’S MESSAGE.

SIGN HERE

(To be Completed By All Tendering Holders of Original Notes

Regardless of Whether Original Notes Are Being Physically Delivered Herewith,

Other Than Holders Effecting Delivery Through ATOP)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to Northern Oil the principal amount of the Original Notes listed in the table on page 4 entitled “Description of Original Notes Tendered.”

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

If a holder of Original Notes is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on (a) certificate(s) for the Original Notes or (b) a securities position listing of DTC, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and Northern Oil of such person’s authority to so act. See Instruction 6.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If required—See Instruction 6)

Signature(s) Guaranteed by an Eligible Guarantor Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address)

Dated:                     , 20

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal. This Letter of Transmittal is to be completed by tendering holders of Original Notes if certificates representing Original Notes are to be physically delivered to the Exchange Agent or if Original Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at DTC and instructions are not being transmitted through ATOP. Holders who tender their Original Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

Certificates for all physically tendered Original Notes or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Original Notes delivered electronically, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of an Exchange Offer by causing DTC to transfer Original Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Original Notes for purposes of the Exchange Offer.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to Northern Oil or DTC.

The method of delivery of this Letter of Transmittal, the Original Notes and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail, with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

Neither Northern Oil nor the Exchange Agent is under any obligation to notify any tendering holder of Original Notes of Northern Oil’s acceptance of tendered Original Notes prior to the Expiration Date.

2. Partial Tenders (not applicable to note holders who tender by book-entry transfer). If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes Tendered.” A reissued certificate representing the balance of nontendered Original Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE ORIGINAL NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Delivery of the Exchange Notes. Exchange Notes to be issued according to the terms of the Exchange Offer, if consummated, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table on page 4 entitled “Method of Delivery.” Failure to do so will render a tender of the Original Notes defective, and Northern Oil will have the right, which it may waive, to reject such delivery. Holders that anticipate participating in the Exchange Offer other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

4. Special Issuance and Special Delivery Instructions. Tendering holders of Original Notes should indicate in the applicable box the name and address to which substitute certificates representing Original Notes for any Original Notes not exchanged are to be issued or sent or, in the case of a book-entry delivery of Original Notes and/or Exchange Notes, the appropriate DTC participant name and number, if different from the name or address or the DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5. Amount of Tenders. Tenders of Original Notes will be accepted in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess of $2,000. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Original Notes tendered.

6. Signatures on Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC’s security position listing as the holder of such Original Notes without any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, any untendered or unexchanged Original Notes are to be reissued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Guarantor Institution.

An “Eligible Guarantor Institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are used in Rule l7Ad-15):

(a) a bank;

(b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

(c) a credit union;

(d) a national securities exchange, registered securities association or clearing agency; or

(e) a savings association.

If any of the Original Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.

Northern Oil will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a manually executed facsimile hereof) or directing DTC to transmit an agent’s message, you waive any right to receive notice of the acceptance of your Original Notes for exchange.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Northern Oil, evidence satisfactory to Northern Oil of their authority to so act must be submitted with this Letter of Transmittal.

Beneficial owners whose tendered Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Original Notes.

7. Transfer Taxes. Except as set forth in this Instruction 7, Northern Oil will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Original Notes to it, or to its order, pursuant to the Exchange Offer. If Original Notes not tendered or accepted for exchange are to be registered in the name of any persons other than the registered holder, or if tendered Original Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, or if Exchange Notes are to be delivered to, or issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any transfer taxes (whether imposed on the registered holder or such other person) will be payable by the tendering holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8. Validity of Tenders. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by Northern Oil in its absolute discretion, which determination will be final and binding. Northern Oil reserves the absolute right to reject any and all tenders of Original Notes not in proper form or any Original Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Northern Oil also reserves the absolute right to waive any defect or irregularity in tenders of Original Notes, whether or not similar defects or irregularities are waived in the case of other tendered Original Notes. The interpretation of the Terms and Conditions by Northern Oil shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as Northern Oil shall determine. Neither Northern Oil nor the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes, nor shall any of them incur any liability for failure to give such notification.

Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the holders of Original Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of an Exchange Offer.

9. Waiver of Conditions. Northern Oil reserves the absolute right to amend or waive any of the conditions to the Exchange Offer at any time.

10. Withdrawal. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “Description of the Exchange Offer—Withdrawal of Tenders.”

11. Requests for Assistance or Additional Copies. Questions and requests for assistance with respect to the procedures for tendering or withdrawing tenders of Original Notes or for the completion of this Letter of Transmittal and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at its telephone number indicated herein.

12. Tax Identification Number. An exchange of Original Notes for Exchange Notes pursuant to the Exchange Offer will not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, under U.S. federal income tax laws, payments made with respect to the Exchange Offer or the Exchange Notes may be subject to backup withholding (currently at a rate of 28%). Generally, such payments may be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and provides certain certifications. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service (the “IRS”), provided that the required information is timely furnished to the IRS.

To avoid backup withholding, a U.S. Holder (defined below) should notify the Exchange Agent of its correct TIN by completing the Substitute Form W-9 included herein and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a U.S. Holder is required to certify on Substitute Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If the U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, and sign and date Form W-9. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments made pursuant to the Exchange Offer. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidelines on completing the Substitute Form W-9. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS. As used herein, a “U.S. Holder” means a beneficial owner of Original Notes or Exchange Notes that is, for U.S. federal income tax purposes, (a) a citizen or individual resident of the United States as determined for U.S. federal income tax purposes, (b) a corporation, or other entity classified as a corporation for such purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (c) an estate, the income of which is subject to U.S. federal income taxation regardless of the source of the income, or (d) a trust if (i) a court within the United States can exercise primary supervision over its administration and one or more “United States persons,” as defined in the Code, have the authority to control all of the substantial decisions of the trust, or (ii) the trust has validly elected to be treated as a “United States person” under applicable regulations.

To prevent backup withholding, a Non-U.S. Holder (as defined below) should submit the following applicable IRS Form W-8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status: (i) if an individual, submit a properly completed IRS Form W-8 BEN; (ii) if an entity, submit a properly completed IRS Form W-8 BEN-E; (iii) if a pass-through entity, intermediary, foreign branch of a U.S. person, or a U.S. Branch acting as an intermediary to income not effectively connected with the United States, submit a properly completed IRS Form W-8 IMY; or (iv) if the Non-U.S. Holder has effectively connected income with the United States, submit a properly completed IRS Form W-8 ECI. If applicable, establish an exemption per the instructions on the applicable IRS Form W-8. IRS Forms W-8 may be obtained on the web at www.irs.gov. As used herein, a “Non-U.S. Holder” means a beneficial owner of Original Notes or Exchange Notes that is not a U.S. Holder.

Certain holders (including, among others, corporations and certain non-U.S. persons) may be exempt from these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for further information regarding exempt holders. Exempt holders should furnish their TIN, check the box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return)
Business Name, if different from above

Check appropriate box:

☐    Individual/Sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/Estate

☐    Limited liability company. Enter the tax Classification (C=C corporation, S=S corporation, P=partnership) ▶

Note.   For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

☐    Other

Address

City, state and ZIP code

	PART 1—Taxpayer Identification Number—Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For” in the box at right, certify by signing and dating below, and complete the following “Certificate of Awaiting Taxpayer Identification Number” box.	Social Security Number OR Employer Identification Number
PART 2—For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,

(3)    I am a U.S. person (including a U.S. resident alien), and

(4)    The FATCA codes entered on this form (if any) indicating I am exempt from FATCA reporting are correct.

Certification Instructions.—You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE		DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to backup withholding (currently at the rate of 28%), until I provide a Taxpayer Identification Number.

Signature	Date , 20

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the NAME and SOCIAL SECURITY NUMBER or EMPLOYER IDENTIFICATION NUMBER of
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION NUMBER of
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	Legal entity(4)

9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

10.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership or LLC

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you. Use Substitute Form W-9 to give your correct TIN to the Exchange Agent and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line atwww.ssa.gov/online/ss-5.pdf. You may also obtain this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAXFORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, complete the “Certificate of Awaiting Taxpayer Identification Number,” and sign and date this Form W-9 and give it to the Exchange Agent.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another substitute Form W-9, include your TIN, sign and date the form, and give it to the Exchange Agent.

CAUTION: A domestic entity that is disregarded for U.S. federal income tax purposes that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are currently exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the Exchange Agent the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may currently be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
(2)	The United States or any of its agencies or instrumentalities.
(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.
(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.
(5)	An international organization or any of its agencies or instrumentalities.
(6)	A corporation.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)	A real estate investment trust.
(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12)	A common trust fund operated by a bank under section 584(a).
(13)	A financial institution.
(14)	A middleman known in the investment community as a nominee or custodian.
(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold (currently at the rate of 28%) from taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply including those listed below.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $100 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to tender, a holder of Original Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC’s ATOP procedures.

The Exchange Agent for the Exchange Offer is:

Wilmington Trust, National Association

By Mail, By Hand and Overnight Courier:

Attention: Workflow Management, 5th Floor

Corporate Capital Markets

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-1626

By Facsimile (for eligible institutions only):	Confirmation call:
(302) 636-4139	(302) 636-6470

Any questions or requests for assistance with respect to the procedures for tendering or withdrawing tenders of Original Notes or for the completion of this Letter of Transmittal or for additional copies of the Prospectus, this Letter of Transmittal, or related documents may be directed to the Exchange Agent at its telephone number set forth below.

Wilmington Trust, National Association

c/o Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1626

(302) 636-6470